SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8 - K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 28, 2003


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                         CHADMOORE WIRELESS GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Colorado                   0-20999                 84-1058165
---------------------------- ------------------------ --------------------------
(State or other jurisdiction (Commission File Number) (IRS Employer
      of incorporation)                                      Identification No.)


                         2458 EAST RUSSELL RD., SUITE B
                             LAS VEGAS, NEVADA 89120
               (Address of principal executive offices) (Zip Code)

                                 (702) 740-5633
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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                                        2
                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On Friday, February 28, 2003, Chadmoore Wireless Group, Inc., a dissolved Colorado corporation-2002 ("Chadmoore"), initiated its second distribution of cash to its shareholders in the aggregate amount of $4,275,000, or $0.061967 per share. The distribution was made through Chadmoore's liquidating agent, Computershare Trust Company of Lakewood, Colorado. The cash distribution by Chadmoore is the second in what is expected to be a series of distributions over the five-year liquidation period provided for under Colorado law. Chadmoore's first cash distribution occurred on July 15, 2002 in the aggregate amount of $22,693,716, or $0.3323 per share. To date, $26,968,716, or $0.394267 per share has been distributed to the shareholders of Chadmoore. Future cash distributions will be made as litigation and tax matters are resolved. Absent any substantial unforeseen additional liabilities or changes in estimated liabilities, the total distribution per share over the liquidation period is expected to be approximately $0.57 per share as disclosed in the Company's proxy statement filed in connection with the sale of its assets to Nextel.

         This report contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are denoted by such words as "anticipates," "approximately," "hopes," "about," "expected," and similar words or phrases that refer to anticipated future events. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements, including risks related to unexpected liabilities from pending or new litigation, taxes, liquidation costs, or other events. In addition, the Company's forward-looking statements should be considered in the context of other risks and uncertainties as discussed in the Company's periodic reports and in its proxy statement filings with the SEC available for viewing at www.sec.gov. All forward-looking statements are based on information available to Chadmoore on the date hereof. Chadmoore is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.



                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CHADMOORE WIRELESS GROUP, INC.
                                 a dissolved Colorado corporation - 2002
                                 (Registrant)

March   17, 2003                 By:  /s/ Stephen K. Radusch
---------------------------         -----------------------------------------
Date                             Name:   Stephen K. Radusch
                                 Title:  Chief Financial and Accounting Officer